Exhibit 10.32

                           PURCHASER RIGHTS AGREEMENT


This Purchaser Rights Agreement (this "Agreement"), dated as of October 18, 2000 is made by and between netcruise.com, inc., a New Jersey corporation (the
"Company") and Active Media Services, Inc., a Delaware corporation (the "Purchaser").


         WHEREAS,  the  Company  and the  Purchaser  are  entering  into a Stock
Purchase Agreement of even date herewith (the "Stock Purchase Agreement"), whereby the Company will sell, and the Purchaser will purchase, shares (the "Shares") of common stock, par value $.0001, of the Company ("Common Stock");

         WHEREAS, the Stock Purchase Agreement requires, as a condition to closing, that the parties hereto enter into this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         Terms used but not otherwise defined herein shall have the respective meanings given to them in the Stock Purchase Agreement. If the Stock Purchase Agreement is terminated prior to the termination of this Agreement, such terms shall have the definitions given to them in the Stock Purchase Agreement as in effect immediately prior to its termination.

                                                         SECTION 1
                               REGISTRATION RIGHTS

1.1 Definitions. For purposes of this Agreement, the following definitions apply: "Commission" means the Securities and Exchange Commission.


         "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and the regulations promulgated thereunder.

         "Holder" means any person, including the Purchaser, owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.8 of this Agreement.


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         "Registrable Securities" means (i) the Shares, (ii) any other shares of
Common Stock of the Company issued (or issuable upon the conversion or exercise of any warrant, right or other security which is issued) as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares; provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned pursuant to Section 1.8 hereof. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been
(A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Registration Statement" means a registration statement of the Company in compliance with the provisions of Section 1.2 of this Agreement which registers the continuous offer and sale of all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act or any similar or successor rule that may be adopted by the Commission, and all amendments to such Registration Statement, including post-effective amendments, any prospectus contained therein and any supplement to any such prospectus, all exhibits thereto and all information incorporated by reference therein.

         1.2      Demand Registration.

                  (a) Requested Registrations. If the Company shall receive, (i) after the first anniversary of the date of this Agreement and again (ii) after the second anniversary of the date of this Agreement, a written request from the Holders that the Company file a Registration Statement covering the registration of up to 1,000,000 Shares of Registrable Securities for each such requested registration, then the Company shall, within ten (10) days of the receipt of each such written request, give written notice of such request to all Holders

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and shall, subject to the limitations of subsection 1.2(e), use its best efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders have requested (but in no instance more than 1,000,000 Shares per requested registration) to be registered within twenty (20) days of the mailing of such notice by the Company (for each such request the ("Filing Deadline").

(b) Effectiveness of the Registration Statement. To the extent necessary to ensure that the Registration Statement is available for sales of Registrable Securities, the Company shall

                           (1) use its reasonable best efforts to keep the Registration Statement continuously effective, supplemented, amended and current so that any prospectus forming part thereof may be used by the Holders for the sale of Registrable Securities covered thereby until the earlier of (i) the date that is one year following the effective date of such registration or (ii) the sale of all Registrable Securities registered pursuant thereto (such period being called the "Effectiveness Period").

                           (2) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus forming part thereof as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until the expiration of the Effectiveness Period.

(c) The Company's Obligations. In connection with the Registration Statement, the Company shall use its reasonable best efforts to ensure that:

                           (1) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the requirements of the Securities Act including with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the intended method or methods of exercise by the Holders of Registrable Securities set forth in such Registration Statement or prospectus or any amendment or supplement thereto;
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                           (2) any  Registration  Statement  and  any  amendment
         thereto and any prospectus forming part thereof, and any supplement thereto, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (3) upon the occurrence of any event that would cause any such Registration Statement or prospectus forming part thereof (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (B) not to be effective and usable for the sale of the Registrable Securities during the Effectiveness Period, the amendments and/or supplements to the prospectus that are necessary to cure such defects are promptly prepared and filed with the Commission so that the Registration Statement is continuously effective for the Effectiveness Period.

                  (d) Notices. In connection with the Registration Statement, the Company shall use its reasonable best efforts to ensure that each Holder is promptly notified:


                           (1) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the prospectus forming part thereof, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(2) when any amendment or supplement to the Registration Statement or prospectus forming part thereof has been filed and when the same has become effective;

                           (3) of any notification received by the Company from the Commission regarding the issuance of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding with respect to the issuance by the Commission of any such stop order; and
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                           (4) of the receipt by the Company of any notification
         with respect to the suspension of the qualification or the exemption from qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose.

                  (e) Underwriting. If the Holders requesting a registration under Section 1.2 (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders requesting such registration and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall
(together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. The underwriting agreement will contain customary indemnification provisions restricting liability of the Holders to liabilities arising from any written information provided by the amount of such Holder to the Company expressly for inclusion in the Registration Statement and limiting such liability to the net proceeds from the offering actually received by such Holder. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (f)      Limitations to Demand Registration.

                           (1) If the Company shall furnish to Holders requesting a Registration Statement pursuant to this Section 1.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its stockholders for a Registration Statement to be filed and it is therefore essential to defer the filing of such Registration Statement, the Company shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                           (2) Without limitation of Section 1.9 hereof, the Company shall not be obligated to effect, or to take any action to effect, any requested registration pursuant to this Section 1.2 if the Company has already effected a registration following each of the first and second anniversaries of the date of this Agreement pursuant to subsection 1.2(a) and each such registration has been declared or ordered effective; provided however, a registration will not count as the required registration under this section unless the Holders seeking to sell shares in such registration were able to sell a minimum of fifty percent (50%) of the Shares sought to be so registered in such registration.

                  (g)      Liquidated Damages.

                           (1) The Company and the Purchaser agree that the Holders will suffer damages if the Company fails to fulfill its obligations pursuant to Section 1.2 of this Agreement and that it would not be possible to ascertain the extent of such damages. Accordingly, in the event of such failure by the Company to fulfill such obligations, the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder under the circumstances and to the extent set forth below:

(i) if the Registration Statement has not been filed with the Commission by an applicable Filing Deadline;

(ii) if a Registration Statement has been declared effective by the Commission and such Registration Statement ceases to be effective or usable at any time before the expiration of the applicable Effectiveness Period for such Registration Statement, without being succeeded on the same day immediately by a post-effective amendment to such Registration Statement or a supplement to the prospectus forming part thereof that cures such failure and that is itself immediately declared effective on the same day;

         (any of the foregoing, a "Registration Default") then the Company shall pay Liquidated Damages to each Holder in an amount equal to $0.01 per week per Share held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. This amount will increase by an additional $0.02 per week per Share with respect to each subsequent 90-day period, up to a maximum amount of Liquidated Damages equal to $0.03 per week per Share. The provision for Liquidated Damages will continue until such Registration Default has been cured. The Company will not be required to pay Liquidated Damages for more than one Registration Default at any given time. A Registration Default under clause (i) above shall be cured on the date that the Registration Statement is filed with the Commission and a Registration Default under clause (ii) above shall be cured on the earlier of (A) the date that the post-effective amendment curing the deficiency in the Registration Statement is declared effective or (B) the Effectiveness Period relating to such Registration Statement expires.

                           (2) The Company shall notify the Holders within one business day after each and every date on which a Registration Default occurs (an "Event Date"). Liquidated Damages shall accrue from an Event Date until the date, if any, that such Registration Default has been cured (the "Cure Date"). The Company shall pay the amount of accrued Liquidated Damages, if any, to the Holders on the final business day of each calendar month (each a "Payment Date"). The Company shall pay Liquidated Damages on the applicable Payment Date to the persons who are Holders of Shares (i) at the close of business on the date next preceding the Cure Date or (ii) if no Cure Date has occurred, at the close of business on the date next preceding the applicable Payment Date.

                           (3) The Company shall make payment of Liquidated Damages by check mailed to the Holders at their addresses set forth herein, provided that payment by wire transfer of immediately available funds shall be required with respect to the Liquidated Damages on all Shares the Holders of which shall have provided written wire transfer instructions to the Company. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.


         (h) Lockup Agreement.  The Registrable Securities registered under this
Section 1.2 shall be subject to a Lockup Agreement of even date herewith by and between the Company and the Purchaser, substantially in the form attached hereto as Schedule A and made a part hereof.

         1.3 Company Registration. If the Company proposes at any time after the date hereof to effect a registration (including for this purpose a registration effected by the Company for stockholders other than the Holders) of any equity security or any security that is convertible into an equity security under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, an offering or sale of securities pursuant to a Form S-4 registration statement (or successor form), a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration at least 30 days prior to the anticipated filing date. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.7, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

                  1.4 Actions to be taken by the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective.

                  (b) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (c) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. The underwriting agreement will contain customary indemnification provisions restricting liability of the Holders to liabilities arising from any written information provided by the amount of such Holder to the Company expressly for inclusion in the Registration Statement and limiting such liability to the net proceeds from the offering actually received by such Holder.

                  (e) Notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue until the earlier of (i) the sale of all Registrable Securities registered pursuant to the Registration Statement of which such prospectus forms a part or (ii) withdrawal of such Registration Statement.

                  (f) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange and/or quotation service on which similar securities issued by the Company are then listed.

                  (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (h) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such Registrable Securities are being sold through underwriters, or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 of this Agreement if, as a result of the application of the preceding sentence, the number of shares to be included in the registration does not equal or exceed the number of shares required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a).

         1.6      Expenses of Registration.

                  (a) Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to demand registration pursuant to
Section 1.2.

                  (b) Expenses of Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one (1) counsel for the selling Holder or Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

         1.7 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein (without regard to the number of securities actually requested to be included therein) owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) any shares be sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering, (ii) the amount of Registrable Securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of Registrable Securities included in such offering.

         1.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 200,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

         1.9 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of two-thirds (2/3) of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

         1.10 Reports under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public pursuant to a registration on Form S-3 or without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any Holder, so long as accurate and so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (or any successor form that provides for short-form registration) (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

                                    SECTION 2
                                  MISCELLANEOUS

         2.1 Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         2.2 Remedies. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. Each party hereto agrees and acknowledges that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each holder may, in its sole discretion, apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         2.3 Entire Agreement; Successors and Assigns. This Agreement and all documents referenced herein constitute the entire agreement between the parties hereto relative to the subject matter hereof and supersedes any previous agreement among the parties. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         2.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and wholly to be performed within the State of New York by New York residents.

2.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

2.6 Headings. The section headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         2.7 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or delivery by overnight courier, or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to the Purchaser, as set forth below the Purchaser's name on the signature page of this Agreement, or at such other address as the parties may designate by ten (10) days' advance written notice to the other parties.

2.8 Amendment of Agreement. Any provision of this Agreement may be amended by a written instrument signed by the Company and by the Purchaser.

         2.9 Facsimile Signatures. It is agreed that telefax or facsimile copies of this Agreement and any related documents shall be fully binding and effective for all purposes whether or not original documents are ever received by the parties. However, each party agrees to promptly forward originally executed documents to the other party.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.


                                                     NETCRUISE.COM, INC.
                                                     2401 Morris Avenue
                                                     Union, New Jersey

                                                     By:
                                                           Lawrence E. Burk
                                                              President

                                                     ACTIVE MEDIA SERVICES, INC.
                                                     1 Blue Hill Plaza
                                                    Pearl River, New York  10965


                                                     By:
                                                              -----------
                                                              Arthur Wagner
                                                              President

                                   Schedule A

                                Lockup Agreement

                          See Attachment to Schedule A.